UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2012


                               GLOBAL STEVIA CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54522                   27-1833279
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam
               (Address of principal executive offices) (Zip Code)

                                 (84) 936090505
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 26, 2012, Global Stevia Corp. (the "Company", "we", "us", "our") entered into a consulting agreement with Matthew Christopherson, effective May 1, 2012, whereby Mr. Christopherson has agreed to provide consulting services as the Company's chief executive officer and president, for a period ending June 30, 2013. In consideration for agreeing to provide such services, we have agreed to pay Mr. Christopherson a salary of $8,000 per month during the term of the consulting agreement. The consulting agreement can be terminated by providing at least ninety (90) days prior written notice to the other party.

The description of the consulting agreement contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the consulting agreement is attached hereto as an exhibit, and which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Consulting Agreement with Matthew Christopherson dated June 26, 2012.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL STEVIA CORP.


/s/ Matthew Christopherson
------------------------------------------------
Matthew Christopherson
President and Director

Date: June 29, 2012

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